(LOSS) EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2019
(LOSS) EARNINGS PER SHARE
(LOSS) EARNINGS PER SHARE

NOTE 16 – (LOSS) EARNINGS PER SHARE

The computation of basic and diluted net income per ordinary share is as follows:

	Years Ended December 31,
	2019	2018	2017
Numerator:
Net (loss) income attributable to the Company	$(1,673,735)	$140,988	$(1,619,040)

Denominator:
Basic and diluted weighted average number of ordinary shares outstanding	6,048,568	6,000,000	6,000,000

Basic and diluted net (loss) income per ordinary share	$(0.28)	$0.02	$(0.27)

Due to the loss for the year ended December 31, 2019, approximately 637,500 share options were excluded from the calculation of diluted net loss per share, because the effect would be anti-dilutive.